Efficacy, Safety, and Tolerability of Rimegepant 75 mg Orally Dissolving Tablet for the Acute Treatment of Migraine: A Phase 3, Double-Blind, Randomized, Placebo-Controlled Trial (Study 303)

Poster No. 75

Richard B. Lipton, MD[1]; Vladimir Coric, MD[2]; Elyse G. Stock, MD[2]; David A. Stock, PhD[2]; Alexandra C. Thiry, PhD[2]; Charles M. Conway, PhD[2]; Gene M. Dubowchik, PhD[2]; Christopher M. Jensen, PharmD[2]; Ralph Gosden, MSc[3]; Marianne Frost, MA[2]; Kimberly Gentile, BS[2]; Beth A. Morris, BA[2]; Micaela Forshaw, MPH[2]; Robert Croop, MD[2]

[1]Albert Einstein College of Medicine, Bronx, NY, USA; [2]Biohaven Pharmaceuticals, Inc., New Haven, CT, USA; [3]Catalent UK Swindon Zydis Limited, Swindon, UK

Introduction

- Rimegepant is an orally administered small molecule calcitonin gene-related peptide receptor antagonist
- Currently available acute treatments for migraine may be ineffective, poorly tolerated, or contraindicated in many patients
- People with migraine prefer orally dissolving tablets (ODTs) to oral tablets, mainly for their convenience, onset of action, and ability to be taken without drinking liquids[1-3]
- Two Phase 3 clinical trials demonstrated efficacy and safety of rimegepant 75 mg oral tablet for the acute treatment of migraine (Study 301 and Study 302)
- A novel ODT formulation of rimegepant was developed utilizing the Zydis® fast-dissolve technology to optimize its speed of onset and ease of use
- Unlike other ODTs, rimegepant 75 mg ODT has a shorter T_{max} (1.5 h) than the tablet (1.99 h; P=.0028), suggesting that the ODT may have a faster onset of action

Objective

- Assess rimegepant 75 mg ODT versus placebo on efficacy, safety, and tolerability in the acute treatment of migraine

Methods

- This was a double-blind, randomized, placebo-controlled, multicenter trial (Study 303, NCT03461757)

Figure 1. Study Design


Screening/Baseline
3-28 Days
Treatment
75 mg Rimegepant ODT or Placebo
Must Occur Within 45 Days of Randomization
End of Treatment Visit
Within 7 Days of Treatment
Screening Visit
Baseline Visit
Randomization: Treatment dispensed
Treatment
Single attack of moderate to severe intensity
Evaluation
0 to 48 hours postdose
End of Study
Subjects return to clinic for end of study procedures
Total Study Duration = ~11 Weeks

- Subjects used an eDiary to record data from predose through 48 hours postdose

Subjects

- Aged ≥18 years, with ≥1-year history of ICHD-3 beta migraine
- Two to 8 moderate or severe monthly migraine attacks; <15 monthly headache days (migraine or nonmigraine) over the last 3 months
- Preventive migraine medication dose stable for ≥3 months (if using)

Assessments

- Coprimary efficacy endpoints: pain freedom at 2 hours postdose and freedom from the most bothersome symptom (MBS) at 2 hours postdose
- Safety assessments: AEs, ECGs, vital signs, physical measurements, routine laboratory tests, including liver function tests

Statistical Analysis

- Efficacy analyses were performed on the modified intent-to-treat population: randomized subjects who had a qualifying migraine attack, took study medication, and provided ≥1 evaluable postbaseline efficacy data point
- Safety analyses were conducted on enrolled subjects who took any dose of study medication (rimegepant or placebo)
- A hierarchical gatekeeper approach was used to control for multiple comparisons

Results

Subjects

- In total, 1375 subjects were randomized and treated (rimegepant n=682, placebo n=693), and 1351 were evaluated for efficacy (rimegepant n=669, placebo n=682)
- Most subjects (84.9%) were female, with a mean (SD) age of 40.2 (12.0) years
- Mean (SD) history of attacks per month was 4.6 (1.8), and mean (SD) duration of untreated attacks was 29.5 (21.6) hours
- Historically, the most common MBS was photophobia (57.0%), nausea (23.5%), and phonophobia (19.3%)
- Approximately 14% were using preventive treatment

Efficacy

- Rimegepant 75 mg ODT was superior to placebo for pain freedom (21.2% vs 10.9%, P<.0001) and freedom from the MBS (35.1% vs 26.8%, P=.0009) at 2 hours potdose
- Rimegepant ODT was numerically separated from placebo on pain relief beginning at 15 minutes postdose; statistically significant at 60 minutes (Figure 3)

Figure 2. Efficacy Summary: Pain and Return to Normal Function


Pain Relief
Sustained Pain Relief
Sustained Pain Relief
60 min[a]
90 min[a]
2 hr[a]
24 hr[a]
48 hr[a]
Return to Normal Function
Sustained Normal Function
Sustained Normal Function
60 min[a]
90 min[a]
2 hr[a]
24 hr[a]
48 hr[a]
Pain Freedom
Sustained Pain Freedom
Sustained Pain Freedom
[a]P<.05 vs placebo
90 min[a]
2 hr[a]
24 hr[a]
48 hr[a]

Figure 3. Pain Relief Through 2 Hours Postdose


% of Patients with Pain Relief
Rimegepant 75 mg (n=669)
Placebo (n=682)
8%
19%
28%
37%
50%
59%
P<.05
P<.0001
P<.0001
15 min
30 min
45 min
60 min
90 min
120 min
Time

Pain relief is defined as patients who have either mild-pain or no-pain during the specified interval. Estimates computed using the mITT population and CMH methods. Subjects using rescue medications at or before the assessment, and subjects not providing data, are classified as failures.

Results *cont.*

Efficacy

- As shown in Table 1, a single dose of rimegepant 75 mg ODT was significantly superior to placebo on 19 prespecified, hierarchically-tested secondary endpoints, including:
  - Pain relief and functional disability freedom at 60 minutes postdose
  - Pain freedom and MBS freedom at 90 minutes postdose
  - Sustained efficacy endpoints from 2 through 48 hours postdose

Table 1. Secondary Endpoints in Prespecified Order of Testing

Endpoint	Rimegepant 75 mg ODT N=669 n (%)	Placebo N=682 n (%)	P value
Pain relief, 2 h	397 (59.3)	295 (43.3)	<.0001
Ability to function normally, 2 h	255 (38.1)	176 (25.8)	<.0001
Sustained pain relief, 2–24 h	320 (47.8)	189 (27.7)	<.0001
Freedom from the MBS, 2–24 h	181 (27.1)	121 (17.7)	<.0001
Used rescue medication within 24 h	95 (14.2)	199 (29.2)	<.0001
Sustained ability to function normally, 2–24 h	198 (29.6)	115 (16.9)	<.0001
Sustained pain relief, 2–48 h	282 (42.2)	172 (25.2)	<.0001
Sustained MBS freedom, 2–48 h	155 (23.2)	112 (16.4)	.0018
Sustained ability to function normally, 2–48 h	174 (26.0)	105 (15.4)	<.0001
Freedom from photophobia, 2 h[a]	198 (33.4)	150 (24.5)	.0007
Ability to function normally, 90 min	202 (30.2)	145 (21.3)	.0002
Pain relief, 90 min	332 (49.6)	254 (37.2)	<.0001
Sustained pain freedom, 2–24 h	105 (15.7)	38 (5.6)	<.0001
Freedom from the MBS, 90 min	183 (27.4)	147 (21.5)	.0128
Pain freedom, 90 min	101 (15.1)	50 (7.3)	<.0001
Freedom from phonophobia, 2 h[b]	188 (41.7)	135 (30.2)	.0003
Sustained pain freedom, 2–48 h	90 (13.5)	37 (5.4)	<.0001
Pain relief, 60 min	246 (36.8)	213 (31.2)	.0314
Ability to function normally, 60 min	149 (22.3)	108 (15.8)	.0025
Freedom from nausea, 2 h[c]	203 (51.0)	194 (45.2)	.0898
Pain relapse, 2–48 h[d]	52 (36.6)	37 (50.0)	.0577[e]

MBS, most bothersome symptom
[a]Rimegepant (n=593), placebo (n=611)
[b]Rimegepant (n=451), placebo (n=447)
[c]Rimegepant (n=397), placebo (n=430)
[d]Rimegepant (n=142), placebo (n=74)
[e]Nominal p-value

Results *cont.*

- Rimegepant ODT was superior to placebo on rescue medication use (Figure 4); only 14.2% of rimegepant-treated subjects took rescue medication within 24 hours

Figure 4. Rescue Medication Use Up to 24 Hours Postdose[a]


Rimegepant 75 mg
Placebo
Probability of Rescue Medication Use
0.0
0.1
0.2
0.3
0.4
Log rank p-value <0.0001
0
2
4
6
8
10
12
14
16
18
20
22
24
Hours Postdose

Data are Kaplan-Meier estimates of Rescue Medicine Use; subjects were censored (not included) at the time of taking rescue medication, and those lost to follow-up were censored at the end of the specified interval. Kaplan-Meier curve is an exploratory analysis.

Safety

- The most common AEs were nausea and urinary tract infection (≤1.6%)
- One rimegepant-treated and 1 placebo-treated subject had a transaminase level >3x ULN, but neither was assessed by the principal investigator as related to treatment
- No subjects had elevations in bilirubin >2 times the ULN
- Safety results are shown in Table 2

Table 2. Adverse Events

	Rimegepant 75 mg ODT N=682 n (%)	Placebo N=693 n (%)
Participants with AEs	90 (13.2)	73 (10.5)
AEs reported by ≥1% of subjects		
Nausea	11 (1.6)	3 (.4)
Urinary tract infection	10 (1.5)	4 (.6)
AEs related to treatment	47 (6.9)	36 (5.2)
Serious AEs	0 (.0)	0 (.0)

Conclusions

- In the acute treatment of migraine, a single dose of rimegepant 75 mg ODT was more effective than placebo
- Statistically significant and clinically meaningful effects on pain relief and functional disability freedom were observed at 60 minutes and sustained from 2 through 48 hours postdose
- Safety and tolerability were similar to placebo
- Rimegepant ODT has potential for early and sustained therapeutic action in the acute treatment of migraine

References: 1. Loder E et al. *Headache.* 2001;41:745-753; 2. Dowson AJ et al. *Curr Med Res Opin.* 2005;21 Suppl 3:S13-17; 3. Dowson AJ et al. *Int J Clin Pract.* 2003;57:573-576.

Disclosures This study was sponsored by Biohaven Pharmaceuticals. RBL has received honoraria and research support from Biohaven Pharmaceuticals; he is also a stockholder. VC, EGS, DAS, ACT, CMC, GMD, CMJ, MF, KG, BAM, MF, and RC are employed by and own stock/stock options in Biohaven Pharmaceuticals.; RG is employed by Catalent Pharma Solutions. Zydis is a registered trademark of R.P. Scherer Technologies, Inc.

2019 American Academy of Neurology (AAN) Annual Meeting | May 4-10 | Philadelphia, PA

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